This presentation and the information contained herein should not be copied, summarized or disseminated in any form to any other party without the prior written approval of First Place Financial Corp.  The improper dissemination of this presentation and related information may result in violations of Federal Securities Laws.
Steven Lewis, President & Chief Executive Officer
Paul Musgrove, Chief Financial Officer
Welcome
Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company)
with the Securities and Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,”
“are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Who are those guys? 3

$2.6 billion in assets
$334 million market cap @ 09/30/05
Four state market:  Ohio, Michigan, Pennsylvania, Indiana
•
26 branches
•
15 loan offices
•
2 business financial centers
Market share leader in primary markets
Diversified bank:  commercial, retail, consumer, insurance,
wealth management, and real estate
Ticker Symbol: FPFC
First Place Corporate Profile

Our Expanding Franchise 26 retail locations in Ohio and Michigan Network of 15 LPOs in OH, MI, and IN APB Financial Group in PA 2 Business Financial Services Centers 5

Leverage existing franchise and platforms
- De novo retail expansion & strategic acquisitions
Diversify, Diversify, Diversify
-
Geography & products
Go deep and get wide
- Expand product lines, maximize complimentary
businesses, & grow non-interest income
Watch the pennies
- Discipline!
Core Strategies

Key to Success
•
Steven Lewis, Chief Executive Officer 21
•
Albert Blank, Chief Operating Officer 21
•
Paul Musgrove, Chief Financial Officer 13
•
Craig Johnson, Michigan Regional President 23
•
Kenton Thompson, Ohio Regional President 26
•
Bruce Wenmoth, Corporate Exec. VP, Consumer Banking     22
•
Dominique Stoeber, Corporate Exec. VP, Retail Banking 15
•
Tim Beaumont, Corporate Exec. VP, Chief Credit Officer 25
Years in Banking
A strong management team with the Rite Stuff

Today 8

Asset Mix:
5 YR. CAGR of 18.9% in Total Assets
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2000 2001 2002 2003 2004 2005 1Q'06
$1,052
$1,593 $1,591
  $2,499
  $2,247
  $1,559
  $2,560
Fiscal year ending 6/30
($ in millions)

Commercial         Consumer/Residential          Investments          Other

Residential 44% Franklin Line 1% C & I 16% Multi-Family Real Estate 5% Home Equity 7% HELOC 8% Consumer 1% Commercial Real Estate 18% A Diversified Loan Portfolio Loans at 9/30/2005 $1.880 Billion 10

First Place:
The Bank That Means Business
$716
$508
$160
$116
$120
$54
2000 2001 2002 2003 2004 2005 1Q'06
CAGR =
67.9%
Fiscal year ending 6/30
($ in millions)
Commercial Loans
Vision
•
A leader in our markets
for full-service
commercial banking
•
Mortgage and
Commercial LPOs
•
Business financial
centers
•
17 commercial lenders
$54
$120 $116
$160
$508
$716

$743

C & I - 40% Multi-Family - 11% Franklin Line - 2% Commercial Real Estate - 47% Commercial Loans at 9/30/2005 $743 Million Commercial Loan Diversification 12

Commercial Loans By State 52.7% Michigan 4.5% Indiana 38.5% Ohio Pennsylvania 13 1.6%

2%
15%
35%
56%
19%
18%
16%
14%
79%
67%
49%
30%
A Changing Loan Mix
Becoming More Bank-Like
* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL
First Place
Peer Group *
June 30,
1998
Dec. 31,
2003
Sept. 30,
2005

C&I, CRE          Consumer           1-4 & Multi

Mortgage Banking
Vision
• Stable revenue growth across economic cycles
• A leader in our selected higher-growth markets
• Contribution of 10-15% to net income
• Currently, 15 loan production offices in Midwest,
2 opened in fiscal 2005

Mortgage Banking
$8
$261
$146
$623
$1,038
$1,292
$997
$900
$680
$464
$1,284
$1,680
$1,387
$161
2000 2001 2002 2003 2004 2005 1Q'06
Sales Originations
Fiscal year ending 6/30
($ in millions)

(Annualized)

Keys To Asset Quality
• Loan production and underwriting are separated
• Commercial Loan Officers have “zero” approval authority
• Loan approval process is compressed yet efficient
• Aggregate in-house limit is $12 million
• Coordinated internal and external loan review process
• Results:
– 11 basis points in charge-off in ’05 / 9 basis points in 1 st
Qtr ‘06
– 4 years in a row of charge-off decline
– Portfolio diversification

2000 2001 2002 2003 2004 2005 1Q'06
CD's Money Market Savings NOW Non-interest DDA
$1,709
$1,108 $1,061
$1,019
$587
$1,548
$1,755
Deposit Composition
CAGR =
23.8%
Fiscal year ending 6/30
($ in millions)

in millions
$993
$983
$939
$547
$486
$422
$240
2000 2001 2002 2003 2004 2005 1Q'06
Retail Banking
Vision
•
Continue development of
more stable funding mix
•
Focus on business and
consumer core deposits
•
Core deposit growth of
7.0%
•
Commitments to 2 new
locations in SE Michigan
over next 12 months
•
Transfer of Michigan
business strategy
Core Deposit Growth*
CAGR =
32.5%
Fiscal year ending 6/30
($ in millions)
* Core Deposits include all non-CD products

Deposit Breakdown 16.6% 8.1% 13.0% FPFC Thrift Bank DDA – Non-interest Bearing/Total Deposits * Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL 20 Sept. 30, 2005

First Quarter ‘06
•
Net Income +29.6% over 1
st
Qtr ’05
•
Commercial Loans      14.7% annualized growth
•
Mortgage Banking + 23.9% over 1st Qtr ‘05
Volumes
•
Balance Sheet          9.7% annualized growth
•
Deposits:
Organic 8.3% annualized growth
Including Broker 10.6%

Financial Results 22

Net Income $6.0 $4.8 $6.2 $6.6 $4.8 $1.6 $5.0 $6.2 $6.0 $5.6 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Net Income Core Earnings 23

Diluted Earnings Per Share 24 $0.42 $0.41 $0.33 $0.11 $0.45 $0.38 $0.33 $0.41 $0.42 $0.35 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 GAAP Diluted EPS Core Diluted EPS

Profitability
Core Return on Average Equity

* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL
12.4%
7.3%
10.2%
8.4%
8.9%
9.9%
10.2%
1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Thrift Bank

Profitability
0.96%
0.94%
0.85%
0.82%
0.96%
0.85%
1.07%
1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Thrift Bank
Quarterly Core ROAA

* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL

FTE Net Interest Margin
Profitability
3.35%
3.37%
3.30% 3.30%
3.35%
3.30%
3.68%
1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Thrift Bank

* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL

Expense Control
66.6%
62.0%
62.5%
63.1% 60.5%
66.3%
60.2%
1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Thrift Bank
Core Efficiency

* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL

Tier 1 Risk Based Capital

* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL
13.12%
14.89%
12.43%
14.46%
10.48%
9.60%
10.13%
10.90%
11.30%
2000 2001 2002 2003 2004 2005 1Q'06 Thrift Bank

12.50%
11.60%
11.21%
10.61%
12.07%
14.03%
15.97%
13.05%
15.27%
2000 2001 2002 2003 2004 2005 1Q'06 Thrift Bank
Capital Ratios
Total Risk-Based Capital

* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL

Asset Quality
Net Charge-offs/Average Loans

* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL
(Annualized)
0.23%
0.29%
0.33%
0.40%
0.11%
0.09%
0.08%
0.18%
2001 2002 2003 2004 2005 1Q'06 Thrift Bank

138% 140% 206% FPFC** Thrift* Bank* Current Price to Book Shareholder Value 32 * Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL ** Price as of 09/30/05 @ $22.17

Current Price to Tangible Book
Shareholder Value

194%
155%
241%
FPFC** Thrift* Bank*
* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL
** Price as of 09/30/05 @ $22.17

15.4X
17.3X
14.2X
FPFC** Thrift* Bank*
Current Price to Core Diluted EPS - LTM
Shareholder Value

* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL
** Price as of 09/30/05 @ $22.17

25.0
50.0
75.0
100.0
125.0
150.0
175.0
200.0
225.0
250.0
275.0
FPFC (+150.6%) FMER (+26.5%) KEY (+36.9%) SKYF (+64.1%) HBAN (+15.4%)
NCC (+21.2%) UCFC (+58.2%) FITB(-12.1%) FNB (+78.9%)
Total Return Comparison
Total Return Comparison

$22.17 $20.09 $18.59 $10.75 $12.92 $19.91 $17.50 4Q'00 4Q'01 4Q'02 4Q'03 4Q'04 4Q'05 1Q'06 Share Price 36 Fiscal year ending 6/30

$2,560
$2,499
$2,247
$1,559
$1,591
$1,593
$1,052
$747
1999 2000 2001 2002 2003 2004 2005 1Q'06
Growth Profile Total Assets
CAGR =
18.9%
Fiscal year ending 6/30
($ in millions)

* Acquisitions shown in blue
$201
$682
$627

Acquisition/Growth Institution Close Date Total Return* Ravenna Savings Bank 05/12/2000 19.67% FFY Financial Corp. 12/22/2000 18.95% Franklin Bancorp. 05/28/2004 29.33% 38 * @ 09/30/05

Challenges Ahead 39

What’s the Plan? 40

Growth Strategy:
Acquisitions and New Branches
• Bank acquisition strategies
– Within FPFC’s 4-state footprint
– Accretive to EPS in first full year
– Assist in transformation into a commercial bank
• Strategies for branch expansion
– Sustainable and measured growth in 4- state footprint
– 24-36 months minimum profitability requirement
• Expansion of mortgage LPO network into higher-growth
Midwest markets
• Fee-based businesses to diversify product line

Livonia 42

Shelby 43

Howland 44

Fiscal 2006 Strategic Goals
Complete FPFC transformation to
commercial bank
Grow commercial loans
Grow core deposits
Maintain excellent asset quality
Make strategic acquisitions
•
Within FPFC’s 4-state footprint
•
Accretive to EPS in first full
year
•
Assist in transformation into a
commercial bank
Expand branch network
•
Sustainable and measured
growth in 4-state
footprint
•
24-36 months minimum
profitability requirement
Fee-based businesses to diversify
product line
Strategic Growth Plan

2005
Actual
Performance
Q1/06
Annualized
2006
Strategic
Goals
Asset Growth Rate 11.2% 9.7% 11%
Commercial Loan Growth 40.9% 14.7% 14%
Loan Growth 22.2% 10.8% 15%
Core Deposit Growth 4.7% 4.0% 8%
Total Deposit Growth 10.4% 10.6% 11%
Core EPS Growth 21.7% 14.3% >10%
ROAE (core) 9.35% 10.23% >10%
ROAA (core) 0.89% 0.96% >1%
Total Risk-Based capital 10.82% 11.21% >11%
Efficiency Ratio (core) 63.39% 60.51% <61%
Loan Loss Reserve / Loans 1.00% 1.02% >1%
Annualized Net Charge-offs /
Avg Loans 0.11% 0.09% <.20%

What’s the market saying about First Place? 46

Investment Appeals
•
Proven management team
•
Diversified balance sheet
•
Asset-sensitive to interest-rate risk
•
Positive earning trends
•
Strong asset quality
•
Strong quality of earnings
•
Diversified markets
•
Commercial loan growth
•
Core deposit growth
•
Excellent timing

Thank you! 48

The Bank That Means Business

$7,262 $8,386 $16,230 $16,692
15,565 $21,343
Core earnings
- - - - - (1,005)
Tax-free proceeds from
executive life insurance
policy
- - - - - 3,410
Other-than-temporary
impairment of securities,
net of tax
448 2,072 - - 1,414 -
Merger, integration and
restructuring costs, net of
tax
$6,814 $6,314 $16,230 $16,692
$14,151
$18,938
GAAP Net income
2000 2001 2002 2003 2004 2005 Year Ended June 30
Reconciliation from GAAP to Non-
GAAP Measures

$6,167
-
-
$6,167
9/30/05
$4,757 $5,046 $5,585 $5,955 Core earnings
- - (1,005) -
Tax-free proceeds from
executive life insurance
policy
- 3,410 - -
Other-than-temporary
impairment of
securities, net of tax
$4,757 $1,636 $6,590 $5,955 GAAP Net income
9/30/04 12/31/04 3/31/05 6/30/05 Quarter Ended:
Reconciliation from GAAP to Non-
GAAP Measures